SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 2003

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2003-29)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                       Mortgage Pass-Through Certificates
                                 Series 2003-29

On September 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass-Through Certificates Series 2003-29, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of June 1, 2003, among CW as Depositor, Countrywide Home Loans, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass-Through Certificates Series 2003-29 relating to the distribution date of September 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of June 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 25, 2003


                             Payment Date: 09/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-29
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        469,482,827.31    5.500000%     9,634,942.74  2,151,796.29   11,786,739.03       0.00       0.00
                        PO          6,031,679.74    0.000000%        35,855.32          0.00       35,855.32       0.00       0.00
Residual                AR                  0.00    5.500000%             0.00          0.18            0.18       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           6,493,015.68    5.500000%         7,001.25     29,759.66       36,760.90       0.00       0.00
                        B1          2,747,045.10    5.500000%         2,962.07     12,590.62       15,552.69       0.00       0.00
                        B2          1,498,388.23    5.500000%         1,615.67      6,867.61        8,483.29       0.00       0.00
                        B3            998,925.49    5.500000%         1,077.12      4,578.41        5,655.52       0.00       0.00
                        B4            749,194.12    5.500000%           807.84      3,433.81        4,241.64       0.00       0.00
                        B5            998,925.65    5.500000%         1,077.12      4,578.41        5,655.52      -0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        489,000,001.32     -            9,685,339.11  2,213,604.99   11,898,944.10     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        459,847,884.57              0.00
                                PO          5,995,824.43              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           6,486,014.43              0.00
                                B1          2,744,083.03              0.00
                                B2          1,496,772.56              0.00
                                B3            997,848.37              0.00
                                B4            748,386.28              0.00
                                B5            997,848.53              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        479,314,662.21     -
--------------------------------------------------------------------------------

                             Payment Date: 09/25/03


          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-29
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    469,482,827.31     5.500000% 12669EUF1    20.074946      4.483389    958.118969
                           PO      6,031,679.74     0.000000% 12669EUG9     5.473031      0.000000    915.215331
Residual                   AR              0.00     5.500000% 12669EUH7     0.000000      1.844778      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       6,493,015.68     5.500000% 12669EUJ3     1.077115      4.578408    997.848375
                           B1      2,747,045.10     5.500000% 12669EUK0     1.077115      4.578408    997.848375
                           B2      1,498,388.23     5.500000% 12669EUL8     1.077115      4.578408    997.848375
                           B3        998,925.49     5.500000% 12669EVR4     1.077115      4.578408    997.848375
                           B4        749,194.12     5.500000% 12669EVS2     1.077115      4.578408    997.848375
                           B5        998,925.65     5.500000% 12669EVT0     1.077115      4.578408    997.848375
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     489,000,001.32       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                             Countrywide Home Loans
               Mortgage Pass-Through Certificates, Series 2003-29
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       479,314,662.21   479,314,662.21
Loan count                    977              977
Avg loan rate           5.801436%             5.80
Prepay amount        9,157,731.48     9,157,731.48

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        96,996.70        96,996.70
Sub servicer fees       44,937.84        44,937.84
Trustee fees             3,667.50         3,667.50


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                5,000,000.00     5,000,000.00
Special Hazard       5,147,010.38     5,147,010.38


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           97.245122%           100.000000%            475,514,507.05
   -----------------------------------------------------------------------------
   Junior            2.754878%             0.000000%             13,470,953.22
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           11,898,944.10         11,898,944.10
Principal remittance amount            9,685,339.11          9,685,339.11
Interest remittance amount             2,213,604.99          2,213,604.99